AMENDMENT TO REIMBURSEMENT AGREEMENT

THIS AMENDMENT TO REIMBURSEMENT AGREEMENT (The Amendment ), made and entered into this 31st day of March 1994, by and among QUIPP, INC., a Florida corporation (the Company), QUIPP SYSTEMS, INC., a Florida corporation (the
 Guarantor ), and NATIONS BANK OF NORTH CAROLINA, N.A., FORMERLY KNOWN AS NCNB National Bank of North Carolina (the Bank ).

                                    RECITALS

      A. The Company, the Guarantor and the Bank entered into a Reimbursement Agreement dated as of October 1, 1988 (the Agreement ) in connection with, and as an inducement to the Bank for the Bank's issuance of a letter of credit (the
 Letter of Credit ) to Mellon Bank, N.A., as trustee for the benefit of the holders of bonds in the original aggregate principal amount of TWO MILLION THREE HUNDRED FORTY THOUSAND DOLLARS ($2,340,000.00) issued by the Dade County Industrial Development Authority, a political subdivision and body corporate and politic of the State or Florida.

      B. The amount available under the Letter of Credit, as same has been previously extended, has been reduced to ONE MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS ($1,650,000.00).

      C. The Company and the Guarantor have requested the bank to extend the Letter of Credit to September 16, 1998, and the Bank is agreeable to same, subject to the terms and conditions hereinafter set forth.

      NOW THEREFORE, in consideration of the mutual covenants of the parties hereto, and for other good and valuable consideration, it is agreed as follows:

      1. The foregoing statements are true and correct and are incorporated herein as if set forth in full.

      2. Unless otherwise defined herein, all terms used herein shall have the definitions specified in the Agreement.

      3. The agreement is hereby modified as follows (all references to Sections being the applicable Sections of the Agreement):

            (a) The minimum Consolidated Tangible Net Worth, required pursuant to Section 4.01 be EIGHT MILLION SEVEN HUNDRED NINETY-NINE THOUSAND DOLLARS ($8,799,000.00) at fiscal year end December 31, 1993, increased, as of each subsequent fiscal year end, by the Required Annual Increase as provided in
Section 4.01 (p), but such Consolidated Tangible Net Worth to, in no event, decline for three or more consecutive fiscal quarters.

            (b)         The minimum Debt Coverage Ratio, as required pursuant to
Section 4.01 (r),  is increased to 1.75 to 1.00.

            (c)   Section 4.01 (t) is added as follows:

            (t) Within ninety (90) days after each annual Dade County environmental inspection of the property encumbered by the Mortgage, deliver to the bank a certificate from Dade County, in form and substance satisfactory to the Bank, demonstrating ongoing satisfactory environmental compliance with respect to such property.

      4. Each and every reference to the Agreement in the other Bond Documents shall be deemed to refer to the Agreement, as modified by this Amendment.

      5. The obligation of the Bank to further extend the Letter of Credit as provided herein is subject to satisfactory compliance with conditions precedent requiring that the Bank shall have received the following, prior to or simultaneously with the execution of this Amendment:

            (a) current certified copies of Articles of Incorporation, By-Laws and evidence of good standing for the company and the Guarantor; and

            (b) such additional documents, instruments and agreements as are required hereunder as well as those which the Bank or its counsel may reasonably request.

      6. As partial consideration for the Bank extending the Letter of Credit as provided above, the Bank has fully earned a nonrefundable renewal fee in the amount of EIGHT THOUSAND TWO HUNDRED FIFTY DOLLARS ($8,250.00), which shall be paid to the Bank simultaneously with the execution of this Amendment.

      7. The Company and the Guarantor each represent and warrant to the Bank that, except as has been otherwise disclosed to the Bank in writing, the representations and warranties contained in the Agreement and all related documentation are true and correct on and as of the date hereof (with the same force and effect as if made on and as of the date hereof) and with respect to this Amendment and the related documentation referenced herein.

      8     The Company and the Guarantor each acknowledge and confirm that the
Security Documents and all collateral furnished in connection with Agreement continue to secure the obligations thereunder, as hereby modified.

      9. The Company shall pay all out- of-pocket expenses incurred by the Bank in connection with the preparation for and closing of the transaction contemplated under this Amendment, including, without limitation, the fees and expenses of special counsel for Bank. In addition, BORROWER shall pay any and all taxes (together with interest and penalties, if any, applicable thereto) and fees now or hereafter required in connection with the execution and delivery if the Agreement, as hereby amended, and all related documents, instruments and agreements.

      10. Except as expressly modified herein, all terms and provisions of the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection with the Agreement shall remain unchanged and in full force and effect. No consent of the Bank hereunder shall operate as a waiver or continuing consent with respect to any instance or event other than those specified herein.

      11. All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

      12. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE SPECIAL RULES SET FORTH BELOW IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGEMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT
HAVING JURISDICTION OVER SUCH ACTION.

            (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE COMPANY S DOMICILE AT THE TIME OF THE EXECUTION OF THIS AMENDMENT AND ADMINISTERED BY J.A.M.S., WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

            (b) RESERVATION OF RIGHTS. NOTHING IN THE AGREEMENT, AS MODIFIED BY THIS AMENDMENT, SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THE AGREEMENT, AS MODIFIED BY THIS AMENDMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THE AGREEMENT, AS MODIFIED BY THIS AMENDMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

(CORPORATE SEAL)                                QUIPP, INC. a Florida
Corporation

Attest:  s\ Charlotte Porro
By: s\ James E. Pruitt

As:      Controller
      As:  CEO and President


(CORPORATE SEAL)                                QUIPP SYSTEMS, INC., a Florida
Corporation

Attest: s\ Charlotte Porro
By: s\ Louis D. Kipp

As:      Controller
      As: President

                                                NATIONS BANK OF NORTH CAROLINA
                                                N.A. (f/k/a NCNB NATIONAL BANK
OF
                                                NORTH CAROLINA

                                                By: s\ Steven Mayor

                                                As:
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